Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO SHARE SUBSCRIPTION AGREEMENT

This FOURTH AMENDMENT TO SHARE SUBSCRIPTION AGREEMENT (this “Fourth Amendment”) is made as of June 20, 2011, by and between Canon Investment Holdings Limited, a company organized under the laws of Hong Kong (“Canon” or the “Buyer”), and Altair Nanotechnologies Inc., a company organized under the laws of Canada (the “Altair” or “Company”).

W I T N E S S E T H:

WHEREAS, on September 20, 2010, Canon and Altair entered into a Share Subscription Agreement, as amended by First Amendment to Share Subscription Agreement dated February 16, 2011, Second Amendment to Share Subscription Agreement dated May 17, 2011 and Third Amendment to Share Subscription Agreement dated June 3, 2011 (as amended, the “SSA”);

WHEREAS, Canon and Altair wish to enter into this Fourth Amendment to set forth their mutual agreement to further amend the SSA, on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Buyer and the Company hereby agree as follows:

1.	Capitalized terms used but not defined herein shall have the meanings ascribed to them under the SSA.

2.
The “End Date” as defined in the SSA is hereby amended to be July 8, 2011 and the parties agree that, if the SSA is not terminated prior to July 8, 2011, the “Closing Date” under the SSA shall be July 8, 2011.

3.	Each party hereby confirms that the execution, delivery and performance of this Fourth Amendment by such party has been duly authorized by all necessary corporate actions on the part of such party.

4.	This Fourth Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

5.
This Fourth Amendment shall constitute an amendment to the SSA in accordance with the terms thereof.  The SSA, as amended by this Fourth Amendment, shall continue in full force and effect.  From and after the date hereof, references to the SSA shall be deemed to be references to the SSA, as amended by this Fourth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this FOURTH AMENDMENT TO SHARE SUBSCRIPTION AGREEMENT to be duly executed by their respective authorized officers as of the day and year first above written.

CANON INVESTMENT HOLDINGS LIMITED
By:	/s/ Guohua Sun
	Name:	Guohua Sun
	Title:	General Manager

ALTAIR NANOTECHNOLOGIES, INC.
By:	/s/ Terry M. Copeland
	Name:	Terry M. Copeland
	Title:	President & CEO

[Signature Page to Fourth Amendment to Share Subscription Agreement]